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                                                                      EXHIBIT 24

                              OWENS-ILLINOIS, INC.
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS: That each individual whose signature appears below hereby consents to and appoints R. Scott Trumbull, James W. Baehren, or either of them, individually, as his true and lawful attorney-in-fact and agent with all power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K of Owens-Illinois, Inc., a corporation organized and existing under the laws of the State of Delaware, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the same as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date set opposite his name.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                                                       Chairman of the Board of
                /s/ JOSEPH J. LEMIEUX                    Directors and Chief
     -------------------------------------------         Executive Officer (Principal      4/1/02
                  Joseph H. Lemieux                      Executive Officer); Director

                 /s/ THOMAS L. YOUNG                   Executive Vice President,
     -------------------------------------------         Administration and General        4/1/02
                   Thomas L. Young                       Counsel; Director

                /s/ ROBERT J. DINEEN
     -------------------------------------------       Director                            4/1/02
                  Robert J. Dineen

     -------------------------------------------       Director                            4/1/02
                  Edward A. Gilhuly

     -------------------------------------------       Director                            4/1/02
                James H. Greene, Jr.

              /s/ JOHN J. MCMACKIN, JR.
     -------------------------------------------       Director                            4/1/02
                John J. McMackin, Jr.

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
                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
              /s/ MICHAEL W. MICHELSON
     -------------------------------------------       Director                            4/1/02
                Michael W. Michelson

                /s/ GEORGE R. ROBERTS
     -------------------------------------------       Director                            4/1/02
                  George R. Roberts

                                                       Executive Vice President and
                /s/ R. SCOTT TRUMBULL                    Chief Financial Officer
     -------------------------------------------         (Principal Financial              4/1/02
                  R. Scott Trumbull                      Officer)

                 /s/ EDWARD C. WHITE                   Vice President and Controller
     -------------------------------------------         (Principal Accounting             4/1/02
                   Edward C. White                       Officer)

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